UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 12, 2004

PanAmSat Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22531	95-4607698
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Westport Road, Wilton, CT		06897
(Address of principal executive offices)		(Zip Code)

(203) 210-8000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On August 12, 2004, the Company issued the press release attached as Exhibit 99.1 to this current report and incorporated in this Item 5 by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)                                      Financial Statements. Not Applicable

b)                                     Pro Forma Financial Information. Not Applicable

c)                                      Exhibits

The following material is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated August 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2004	PANAMSAT CORPORATION Registrant

	By:	/s/ JAMES W. CUMINALE
Name: James W. Cuminale Title: Executive Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 12, 2004